                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2004
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907                   48-1109495
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(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

224 East Douglas, Suite 700, Wichita, KS                           67202
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code: (316) 264-8899
                                                    --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.
        ---------------------------------------

          On January 28,  2004,  Lone Star  Steakhouse & Saloon,  Inc.  issued a press  release  reporting  that its  First  Amended  Plan of  Reorganization  to
purchase   TX.C.C.,    Inc.,   and   affiliated   entities    TXCC-Preston   and
TXLC-Albuquerque out of bankruptcy was confirmed by the United States Bankruptcy
Court for the District of Texas,  Dallas  Division.  The press  release is being filed as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(c)     Exhibits

        Exhibit No.             Exhibits
        -----------             --------

        99.1                    Press Release dated January 28, 2004.

                                   SIGNATURES
                                   ----------

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LONE STAR STEAKHOUSE & SALOON,
                                        INC.

Dated: January 30, 2004                 By:  /s/ John D. White
                                             -----------------------------------
                                             Name:    John D. White
                                             Title:   Executive Vice President